Restructuring and integration costs	12 Months Ended
Dec. 31, 2022
Expenses by nature [abstract]
Restructuring and integration costs
7 Restructuring and integration costs
Restructuring costs reflect the costs incurred as a result of initiatives to improve the effectiveness and the efficiency of the Group as a globally integrated enterprise. These costs represent additional expenses incurred that are not related to the normal business and day-to-day activities. These initiatives include the costs associated with Quantum, being a review of the Group’s organisational structure announced in 2019 to simplify the business and create a more efficient, agile and focused company. In 2020 and 2022, these also included a review of the Group’s manufacturing operations. Restructuring initiatives (including as related to Quantum) have largely been announced to those that will be impacted, although the delivery of such programmes is expected to be substantially completed by the end of 2023.
The costs of the Group’s initiatives are included in profit from operations under the following headings:

	Notes	2022 £m	2021 £m	2020 £m
Employee benefit costs	3	315	160	91
Depreciation, amortisation and impairment costs	4	220	(11)	151
Other operating income	5	(1)	—	—
Other operating expenses		237	1	166
		771	150	408
The adjusting charge in 2022, 2021 and 2020 relates to the cost of employee packages in respect of Quantum and the ongoing costs associated with initiatives to improve the effectiveness and efficiency of the Group as a globally integrated organisation. In addition, Quantum initiatives in certain countries have resulted in the move to above market business models utilising local distributors as importers. As a consequence, with the cessation of a physical presence in these markets, foreign exchange previously recognised in Other Comprehensive Income for these countries has been reclassified to the income statement and reported within other operating expenses (note 22(c)(i)).
The restructuring costs in 2022 include costs related to factory closures or rationalisation in APME, Europe and the U.S. and costs recognised as part of the Group's announced exit from Egypt.
In 2021, included under the Quantum initiatives above is a charge of £27 million, including £4 million for foreign exchange reclassified from equity (note 22(c)(i)), related to the Group's withdrawal from Myanmar. In addition, as set out in note 4, goodwill in relation to Myanmar was impaired and charged to the income statement.
The depreciation, amortisation and impairment costs in 2021 included a credit of £25 million due to a partial reversal of previously estimated impairment following the revision of factory rationalisation initiatives.
Also, in 2021, included within other operating expenses is a credit of £59 million representing the release of an accrual on the successful conclusion of the dispute with former shareholders of Reynolds American, as explained in note 31.
The adjusting charges in 2020 are mainly in relation to Quantum and the downsizing and factory rationalisation activities in the Netherlands, Hungary, Russia and APME.
Also, in 2020, as a consequence of a reduction in volumes due to the significant increase in excise in Indonesia, the Group announced a restructuring programme which included the partial closure of the factory operations in Indonesia. As a result of this decision, a £69 million impairment was recognised in respect of machinery. This impairment charge related to some of the machinery in use as well as machinery held for future use which, following the significant changes in consumer preferences, is not expected to be brought in to manufacturing in the future.